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                                 EXHIBIT 10.12

                            FOURTH AMENDMENT TO THE
                              REVOLVING LOAN AND
                              SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO THE REVOLVING LOAN AND SECURITY AGREEMENT (the "Fourth Amendment") is entered into by and among NATIONAL CANADA FINANCE CORP., NATIONAL BANK OF CANADA (New York, New York) (collectively, "Bank"), TRANSTECHNOLOGY CORPORATION, a Delaware corporation ("TT") , and Electronic Connectors & Assemblies, Inc., a Delaware corporation ("ECA, Inc." and, together with TT, sometimes hereinafter referred to collectively in this Fourth Amendment as "Borrowers").

                                   RECITALS

     A. On June 21, 1991, TT and Bank entered into a certain Revolving Loan And Security Agreement (the "Loan Agreement," all terms defined therein being used in this Fourth Amendment with the same meaning unless otherwise stated) under the terms of which Bank loaned to TT $9,000,000 on a revolving loan basis and $4,000,000 in the form of letters of credit pursuant to the provisions set forth in the Loan Agreement.

     B. On December 18, 1991, TT and Bank entered into a certain First Amendment To The Revolving Loan And Security Agreement (the "First Amendment") to provide for (1) the elimination of the $4,000,000 sub-limit imposed on TT by Bank with respect to funding of the Letter of Credit Facility, (2) the modification of certain covenants, and (3) the waiver by Bank of TT's compliance with Section 7.1 (N) of the Loan Agreement relating to TT's net worth for the period ended September 29, 1991.

     C. On December 10, 1992, TT and Bank entered into a certain Second Amendment To The Revolving Loan And Security Agreement (the "Second Amendment") to provide for (1) an increase in the maximum principal amount of borrowings under the Revolving Loan from $13,000,000 to $25,000,000 (inclusive of the issuance by Bank to TT of a maximum of $5,000,000 of standby letters of credit), (2) a modification to the rate of interest charged on borrowings under the Revolving Loan to provide for a rate of interest based on the Base Rate or LIBOR (as defined therein), (3) a modification to the Borrowing Base to permit loan advances against the Eligible Inventory of TT, (4) the modification of Bank's Collateral of TT to include machinery and equipment of TT, (5) the modification of certain financial covenants of TT, (6) the payment by TT of certain dividends, and (7) the extension of the Termination Date of the Loan Agreement.




















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     D.   On December 31, 1992, TT and Bank entered into a letter agreement
(the "Letter Agreement") to permit TT to pay dividends in accordance with
Section 7.2(H) of the Loan Agreement, as amended, commencing with the quarter ending December 31, 1992.

     E. On August 2, 1993, TT and Bank entered into a certain Third Amendment To The Revolving Loan And Security Agreement (the "Third Amendment") to provide for (1) an increase in the maximum principal amount of borrowings under the Revolving Loan from $25,000,000 to $35,000,000 (inclusive of the issuance by Bank to TT of a maximum of $5,000,000 of standby letters of credit), (2) a term loan facility in the principal amount of $10,000,000 with interest accruing at a rate equal to one-quarter (1/4) percentage points above the Base Rate, (3) the grant to Bank of a mortgage on the Palnut Property (as defined in the Third Amendment), (4) a modification to the Borrowing Base to increase the amount of funds TT may borrow against Eligible Inventory from $13,000,000 to $18,000,000, and (5) the establishment of a termination fee upon the prepayment by TT of the term loan.

     F. TT has established ECA, Inc., a wholly-owned subsidiary of TT, for the purpose of purchasing and distributing electrical connectors on a worldwide basis.

     G. Borrowers have requested that Bank make available to ECA, Inc. funds under the Revolving Loan in accordance with the provisions of the Loan Agreement, as amended.

     H. In consideration for Bank agreeing to loan and re-loan funds to ECA, inc. under the Revolving Loan in accordance with the provisions of the Loan Agreement, as amended, ECA, Inc. desires to (1) assume as co-obligor all obligations and liabilities of Borrowers due and owing to Bank now or hereafter arising under the Loan Agreement, as amended, and (2) grant to Bank a security interest in and to its Collateral in accordance with the provisions of this Fourth Amendment.

     I. Borrowers and Bank now desire to amend the Loan Agreement, as amended, to (1) add ECA, Inc. as a co-obligor for the repayment of all loans to Borrowers by Bank and (2) provide for such other amendments and modifications as are set forth in the provisions of this Fourth Amendment.

     J. Due to the affiliation and financial interdependence of Borrowers, Bank and Borrowers have determined that it would be in their respective best interests for each Borrower to be a joint and several obligor of each other Borrower's obligations to Bank in accordance with the provisions set forth in the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Letter Agreement, the Third Amendment, and this Fourth Amendment.




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                                  PROVISIONS

     NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

SECTION I.     AMENDMENTS TO LOAN AGREEMENT.

          The Loan Agreement is amended as follows:

     A. On and after the effective date of this Fourth Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," and "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Letter Agreement, the Third Amendment and this Fourth Amendment. The Loan Agreement, as amended by the First Amendment, the Second Amendment, the Letter Agreement, The Third Amendment and this Fourth Amendment, is, and shall continue to be, in full force and effect and hereby is ratified and confirmed in all respects.

     B. On and after the effective date of this Fourth Amendment, each reference in the Loan Agreement, as amended, to "Borrower" or words of like import referring to Borrower shall mean, refer to, and include ECA, Inc. and shall hereinafter be treated as referring to "Borrowers" on a collective basis and in the aggregate.

     C. Grant of Security Interest. To secure the prompt payment and performance of the Obligations, ECA, Inc. hereby grants to Bank in accordance with the provisions of Section 4.1 of the Loan Agreement, as amended, a continuing security interest in and to all of the Property of ECA, Inc. described in Section 4.1(A) through (G) of the Loan Agreement, as amended, whether now owned or existing or hereafter acquired or arising and wheresoever located.

     D. Paragraphs (MM) and (JJJ) of Section 1.1 of the Loan Agreement are amended in their entirety as follows:

          (MM) Promissory Note. The Promissory Note executed by TT and delivered to Bank, dated June 21, 1991, as amended by (1) the First Amendment To Promissory Note, executed by TT and delivered to Bank, dated December 10, 1992, (2) the Second Amendment To Promissory Note, executed by TT and delivered to Bank, dated August 2, 1993, and (3) the Third Amendment To Promissory Note in the form attached to the Fourth Amendment as Exhibit A (with such changes or modifications, if any, to which Borrowers and National Canada Finance Corp. may agree) evidencing the Revolving Loan made by National Canada Finance Corp. pursuant to Section 2.1(A) of this Agreement, together with all amendments thereto and all notes issued in substitution therefor or replacement thereof.



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          (JJJ) Term Note. The Term Note executed by TT and delivered to Bank, dated August 2, 1993, as amended by the First Amendment To Term Note, in the form attached to the Fourth Amendment as Exhibit B (with such changes or modifications, if any, to which Borrowers and National Canada Finance Corp. may agree) evidencing the Term Loan made by National Canada Finance Corp. pursuant to Section 2.2(A) of this Agreement, together with all amendments thereto and all notes issued in substitution therefor or replacement thereof.

SECTION II.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS.

     Each Borrower represents, warrants, and covenants that it has good and marketable title to the Collateral free and clear of all liens, claims, mortgages, security interests, pledges, charges or encumbrances whatsoever (other than Permitted Liens or as have otherwise been permitted by Bank pursuant to the Loan Agreement, as amended), except as have been granted to Bank.

     A. To the extent such representations, warranties and covenants pertain to or are to be performed by Borrowers, all representations, warranties and covenants in the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Letter Agreement, and the Third Amendment, shall continue and be binding on Borrowers under this Fourth Amendment.

SECTION III.   CONDITIONS PRECEDENT.

     Each Borrower acknowledges that the effectiveness of this Fourth Amendment is subject to the receipt by Bank of the following documents on the date of this Agreement, all in form and substance satisfactory to Bank and its counsel:

          A. A certified copy of resolutions of Members of the Board of Directors of each Borrower approving this Fourth Amendment and all of the matters described in this Fourth Amendment, and authorizing the execution, delivery, and performance by Borrowers of this Fourth Amendment, the Third Amendment To Promissory Note, the First Amendment To Term Note, and every other document required to be delivered pursuant to this Fourth Amendment.

          B. The Third Amendment To Promissory Note executed by Borrowers and accepted by Bank in substantially the same form as is attached to this Fourth Amendment as Exhibit A.




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          C.   The First Amendment To Term Note executed by Borrowers and accepted by Bank in substantially the same form as is attached to this Fourth Amendment as Exhibit B.

          D. A certificate signed by a duly authorized officer of each Borrower to the effect that:

               (1) As of the date hereof, no Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or passage of time or both, would be an Event of Default; and

               (2)  The representations and warranties set forth in Section
          6.1 of the Loan Agreement are true as of the date of this Fourth Amendment.

          E.   A certificate of each Borrower's corporate secretary certifying
     (1) to the incumbency and signatures of the officers of each Borrower signing this Fourth Amendment and every other document to be delivered pursuant to the Fourth Amendment, (2) to the effect that TT's Certificate of Incorporation has not been amended since the execution of the Loan Agreement, (3) to the effect that TT's Bylaws have not been amended since the execution of the Second Amendment, and (4) attached thereto is a true, correct and complete copy of the Certificate of Incorporation and Bylaws of ECA, Inc., and each of Borrower's Certificate of Incorporation and Bylaws are in full force and effect as of the date of such certificate.

          F. UCC-1 Financing Statements signed by a duly authorized officer of ECA, Inc.

          G. A good standing certificate for ECA, Inc. from the Secretary of State for each of Delaware and Illinois.

          H. Such other documents as Bank may reasonably request to implement this Fourth Amendment and the transactions described in this Fourth Amendment.

SECTION IV.    APPLICABLE LAW.

     This Fourth Amendment shall be deemed to be a contract under the laws of the State of New Jersey, and for all purposes shall be construed in accordance with the laws of such State.




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SECTION V.     COUNTERPARTS.

     This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment by their duly authorized officers this 31 day January, 1994.

TRANSTECHNOLOGY CORPORATION              NATIONAL CANADA FINANCE CORP.

By:/s/Chandler J. Moisen                 By:/s/Jack Jankovic
   ---------------------------              -----------------------------

Title: Sr. VP & CFO                      Title: Vice President
      ------------------------                 --------------------------

ELECTRICAL CONNECTORS                    NATIONAL BANK OF CANADA
& ASSEMBLIES, INC.                       (NEW YORK, NEW YORK)

By: /s/Valentina Doss                    By: /s/Jack Jankovic
   ---------------------------              -----------------------------

Title: VP of Admin.& Secretary           Title: Agent
      ------------------------                 --------------------------























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                             SCHEDULE OF EXHIBITS

Exhibit A - Form of Third Amendment To Promissory Note
Exhibit B - Form of First Amendment To Term Note






























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